Foreign Exchange Gain (Loss)	12 Months Ended
Sep. 30, 2024
Foreign exchange gain (loss) [abstract]
Foreign Exchange Gain (Loss)
25.
FOREIGN EXCHANGE GAIN (LOSS)

	Year ended September 30,
	2024	2023	2022
Realized FX gain (loss)	(23,835)	(15,645)	17,991
Unrealized FX gain (loss)	4,194	(20,411)	27,525
Foreign exchange gain (loss)	(19,641)	(36,056)	45,516

The development of the foreign exchange gain (loss) was primarily driven by fluctuations in the USD to Euro foreign exchange rate on intercompany receivables for inventory and intercompany loans. In particular, Birkenstock Global Sales GmbH, a subsidiary of the Company, transfers inventory from our fulfillment centers/production sites in Germany to the third-party fulfillment center of our subsidiary in the U.S., for which the intercompany invoices are denominated in USD. The related trade receivables due to Birkenstock Global Sales GmbH are paid at a later date at the prevailing foreign exchange rate. Therefore, the intercompany trade receivables are affected by a change of the USD relative to the Euro. Additionally, €8.9 million of the unrealized foreign exchange gain during the year ended September 30, 2024, is due to the remeasurement of the USD cash flow tranche of Tax Receivable Agreement liability to the Company's Euro functional currency. See Note 6 - Financial risk management objectives and policies.

The Euro/USD foreign exchange rates are as follows:

	Euro/USD exchange rates
	FX-rate at the beginning of the period	FX-rate at the end of the period	Change of FX-rate during the period in %
Year ended September 30, 2024	1.06	1.12	6%
Year ended September 30, 2023	0.97	1.06	9%
Year ended September 30, 2022	1.16	0.97	-16%